EXHIBIT 24.1



                               POWER OF ATTORNEY


Each person whose signature appears below does hereby constitute and appoint Francis J. Alfano and John F. Kohler, and either of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or either of them, may deem advisable or necessary to enable MTM Technologies, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or either of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or either of them, shall do or cause to be done by virtue thereof.


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/s/ Gerald A. Poch       Chairman of the Board of Directors       March 4, 2005
----------------------
  Gerald A. Poch

/s/ Francis J. Alfano    Chief Executive Officer (Principal       March 4, 2005
-----------------------  Executive Officer) and Director
  Francis J. Alfano

/s/ Alan Schwartz        Senior Vice President and Chief          March 4, 2005
----------------------   Financial Officer (Principal
  Alan Schwartz          Financial and Accounting Officer)

/s/ Howard A. Pavony     Executive Vice President and Director    March 4, 2005
----------------------
  Howard A. Pavony

/s/ Steven H. Rothman    Executive Vice President and Director    March 4, 2005
----------------------
  Steven H. Rothman

                         Director                                 March _, 2005
-----------------------
  Clifford Friedman

/s/ Alvin E. Nashman     Director                                 March 4, 2005
-----------------------
 Alvin E. Nashman

/s/ Richard R. Heitzman  Director                                 March 4, 2005
-----------------------
 Richard R. Heitzmann

                         Director                                 March _, 2005
-----------------------
 William Lerner

                         Director                                 March _, 2005
-----------------------
 Arnold J. Wasserman